Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities

11. Commitments and Contingent Liabilities

Commitments

As of December 31, 2012, the Company had capital commitments consisting of firm aircraft orders for thirteen wide-body Airbus A330-200 aircraft, six Airbus A350XWB-800 aircraft and four Rolls Royce spare engines scheduled for delivery through 2020. The Company has purchase rights for an additional three A330-200 aircraft and six A350XWB-800 aircraft and can utilize these rights subject to production availability. In January 2013, the Company signed a memorandum of understanding for the purchase of 16 new Airbus A321neo aircraft for delivery between 2017 and 2020, with rights to purchase an additional nine aircraft (excluded from the table below). The Company plans to execute a purchase agreement in the first quarter of 2013.

The Company has operating commitments with a third-party to provide aircraft maintenance services which include fixed payments as well as variable payments based on flight hours for our Airbus fleet through 2027. The Company also has operating commitments with third-party service providers for reservations, IT, and accounting services through 2017.

Committed capital and operating expenditures include escalation and variable amounts based on estimated forecasts. The gross committed expenditures for upcoming aircraft deliveries and committed financings for those deliveries for the next five years and thereafter are detailed below as of the date of this Report:

	Capital	Operating	Total Commited Expenditures	Less: Committed Financing for Upcoming Aircraft Deliveries*	Net Committed Expenditures
	(in thousands)
2013	$452,047	$39,312	$491,359	$312,000	$179,359
2014	431,094	30,575	461,669	—	461,669
2015	242,943	30,872	273,815	—	273,815
2016	80,451	31,813	112,264	—	112,264
2017	265,363	32,081	297,444	—	297,444
Thereafter	457,050	232,430	689,480	—	689,480
*
See below for a detailed discussion of the committed financings Hawaiian has received for its upcoming capital commitments for aircraft deliveries.

Airbus A330-200 Facility Agreement Commitments

Hawaiian has commitments for two separate secured loan agreements, entered into during the second half of 2012, totaling $132 million to finance a portion of the capital commitments for two upcoming Airbus A330-200 aircraft deliveries in the first half of 2013. These loan agreements have a term of ten years with quarterly principal and interest payments. One of the loan agreements will bear interest under a variable-rate with a $7 million balloon payment due at maturity, and the other will bear interest under a fixed-rate with a $10 million balloon payment due at maturity.

The anticipated future principal payments and commitment fees for these facility agreements, not included in the table above, is approximately $8.8 million in 2013, $10.8 million in 2014, $11.0 million in 2015, $11.3 million in 2016, $11.6 million in 2017 and $80.4 million thereafter.

Purchase Aircraft Lease Financing Agreement

Hawaiian has a commitment to assign its purchase of two Airbus A330-200 aircraft at delivery and simultaneously enter into lease agreements for the respective aircraft with scheduled delivery dates during the first half of 2013 with total committed lease financing of $180 million. Both the gross capital commitment for the cost of the aircraft and the committed financing are shown in the table above. The lease agreements have initial lease terms of twelve years with the option to extend an additional two years. Rent under each lease is payable monthly at a fixed rate to be determined at delivery of each aircraft. The Company will determine whether these leases will be classified as capital or operating leases in the period it takes delivery of each aircraft.

The anticipated future payments for these leases, not included in the table above, is approximately $15.3 million for 2013, $18.4 million in 2014, $18.4 million in 2015, $18.4 million in 2016, $18.4 million in 2017 and $131.6 million thereafter.

Litigation and Contingencies

The Company is subject to legal proceedings arising in the normal course of its operations. Management does not anticipate that the disposition of any currently pending proceeding will have a material effect on the Company's operations, business or financial condition.

General Guarantees and Indemnifications

In the normal course of business, the Company enters into numerous aircraft financing and real estate leasing arrangements that have various guarantees included in the contract. It is common in such lease transactions for the lessee to agree to indemnify the lessor and other related third-parties for tort liabilities that arise out of or relate to the lessee's use of the leased aircraft or occupancy of the leased premises. In some cases, this indemnity extends to related liabilities arising from the negligence of the indemnified parties, but usually excludes any liabilities caused by their gross negligence or willful misconduct. Additionally, the lessee typically indemnifies such parties for any environmental liability that arises out of or relates to its use of the real estate leased premises. The Company believes that it is covered by insurance (subject to deductibles) for most tort liabilities and related indemnities described above with respect to the aircraft and real estate that it leases. The Company cannot estimate the potential amount of future payments, if any, under the foregoing indemnities and agreements.

Credit Card Holdback

Under the Company's bank-issued credit card processing agreements, certain proceeds from advance ticket sales may be held back to serve as collateral to cover any possible chargebacks or other disputed charges that may occur. These holdbacks, which are included in restricted cash in the Company's Consolidated Balance Sheets, totaled $5.0 million at December 31, 2012 and $30.9 million at December 31, 2011. There were no amounts subject to this holdback at December 31, 2012. As of December 31, 2011, the holdback was 25% of the applicable credit card air traffic liability.

In October 2012, the Company entered into an amendment with its largest credit card processor that eliminates the financial triggers for additional holdbacks. In the event of a material adverse change in the business, the holdback could increase to an amount up to 100% of the applicable credit card air traffic liability, which would also cause an increase in the level of restricted cash. If the Company is unable to obtain a waiver of, or otherwise mitigate the increase in restriction of cash, it could also cause a covenant violation under other debt or lease obligations and have a material adverse impact on the Company.